UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007

Structured Asset Securities Corporation
Mortgage Loan Trust 2007-BNC1
(Issuing Entity)
Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)
Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)
Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

333-139693
(Commission File Number)

Delaware	74-2440850
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 13th Floor, New York, NY 10019
(Address of principal executive offices, with zip code)

(212) 526-7000
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Registrant registered issuances of its Structured Asset Securities Corporation Mortgage Loan Trust 2007-BNC1 Mortgage Pass-Through Certificates, Series 2007-BNC1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-139693) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $670,356,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its Structured Asset Securities Corporation Mortgage Loan Trust 2007-BNC1 Mortgage Pass-Through Certificates, Series 2007-BNC1 on November 9, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 16, 2007, as supplemented by the Prospectus Supplement dated November 8, 2007 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On November 9, 2007, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance

Class B1	$10,078,000

Class B2	$11,197,000

Class B3	$27,620,000

Class X	Notional

Class P	$100

Class R	N/A

Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2007, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, and U.S. Bank National Association, as Trustee. The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class B3, Class X, Class P, Class LT-R and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, fixed rate, fully amortizing and balloon, residential mortgage loans with an aggregate outstanding principal balance of approximately $746,499,907 as of October 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Description

4.1
Trust Agreement dated as of October 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, and U.S. Bank National Association., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of October 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Servicer.

99.3	Servicing Agreement dated as of October 1, 2007, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Aurora Loan Services LLC, as Servicer.

99.4
Securitization Subservicing Agreement dated as of October 1, 2007, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.5
Interest Rate Swap Agreement, dated as of November 9, 2007, including schedule to the master agreement, confirmation and credit support annex, between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Loan Trust 2007-BNC1 Mortgage Pass-Through Certificates, Series 2007-BNC1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

Date: November 26, 2007	By:	/s/ Nicholas Stimola
Name: Nicholas Stimola Title: Vice President

Index to Exhibits

Exhibit No.	Description

4.1
Trust Agreement dated as of October 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of October 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Servicer.

99.3	Servicing Agreement dated as of October 1, 2007, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Aurora Loan Services LLC, as Servicer.

99.4
Securitization Subservicing Agreement dated as of October 1, 2007, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.5
Interest Rate Swap Agreement, dated as of November 9, 2007, including schedule to the master agreement, confirmation and credit support annex, between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Loan Trust 2007-BNC1 Mortgage Pass-Through Certificates, Series 2007-BNC1.